UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2023

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14747 N Northsight Blvd Ste 111-218 Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

(702) 323-6455

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 Entry Into a Material Definitive Agreement.

On February 9, 2023 FlooidCX Corp. (“FLCX”) entered into a non-binding letter of intent with Quantum Energy, Inc. (“QREE”). Under the terms of the letter of intent QREE will merge with and into FLCX with FLCX being the surviving corporation. The shareholders of QREE will receive one share of FLCX for each six (6) shares of QREE that they hold. Under the terms of the letter of intent and the anticipated merger agreement between the parties, the surviving corporation will be renamed Quantum Energy, Inc. and the QREE trading symbol will be requested. The transaction is subject to approval of the shareholders of QREE. In order to close the transaction, the parties have agreed to enter into a definitive merger agreement on terms common to such agreements. In addition, the final closing will be completed following all necessary regulatory approvals.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for FLCX’s business and operations that involve a number of risks and uncertainties. FLCX’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding the proposed transaction. Actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause further events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of FLCX to successfully complete this Merger; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry which FLCX and QREE operate, and other risk factors as discussed in the Corporation’s other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Document

10.1	Letter of Intent
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

flooidCX Corp.

Date: February 9, 2023	By:	/s/ Will Westbrook
Will Westbrook

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